EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Allied Corp. (the “Company”) on Form 10-K/A for the the fiscal year ended August 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Bullock, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 17, 2024

/s/ Paul Bullock
Paul Bullock
Interim Chief Financial Officer
(Principal Financial Officer)